Exhibit 10.7

FOURTH MODIFICATION TO NOTE AND LOAN AGREEMENT
AND REAFFIRMATION OF GUARANTY

Lakeland Industries, Inc.
Attn: Christopher J. Ryan, Chief Executive Officer and
Gary Pokrassa, Chief Financial Officer
701-07 Koehler Avenue
Ronkonkoma, New York 11779
(Individually and collectively, the "Borrower")

Laidlaw, Adams & Peck, Inc.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland de Mexico S.A. de C.V.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland Industries Europe Limited
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland Protective Wear Inc.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Qing Dao Maytung Healthcare Co., Ltd.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Weifang Lakeland Safety Products Co., Ltd.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Weifang Meiyang Protective Products Co., Ltd.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Qualytextil S.A.

Industrias Lakeland S.A. de C.V.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland Protective Real Estate, Inc.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland Industries, Inc., Agencia en Chile
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland Japan, Inc.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
RFB Lakeland Industries Private Limited
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland India Private Limited
701-07 Koehler Avenue
Ronkonkoma, New York 11779
and
Lakeland Gloves and Safety Apparel Private Limited
701-07 Koehler Avenue
Ronkonkoma, New York 11779

Avenida Bernardino de Campos, nº 98, sala 09, 14º andar
CEP 04004-040, São Paulo, São Paulo
Brazil
(Individually each a “Guarantor” and collectively, the "Guarantors”)

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, New York 10017
(Hereinafter referred to as "Bank")

THIS AGREEMENT is entered into as of February __, 2009 by and between Bank, Borrower, Original Guarantors and New Guarantors.

RECITALS

Bank is the holder of a certain Second Amended and Restated Promissory Note in the original principal amount of up to $30,000,000.00, dated May 13, 2008 (the “Second Amended Note”), which Second Amended Note was executed and delivered by Borrower pursuant to the Third Modification, as defined below, and which Second Amended Note evidences a certain loan from Bank to Borrower in the original principal amount of up to $30,000,000.00 (the "Loan"), and certain other loan documents executed in connection therewith;

The Second Amended Note is made pursuant to and secured by the terms of a certain Loan Agreement dated July 7, 2005 (as amended from time to time, the "Loan Agreement"), which Loan Agreement was amended by a certain Modification to Note and Loan Agreement and Reaffirmation of Guaranty (the “First Modification”) dated September 1, 2005, further amended by a certain Second Modification to Note and Loan Agreement and Reaffirmation of Guaranty dated as of  December 7, 2007 (the “Second Modification”), and further amended by a certain Third Modification to Note and Loan Agreement and Reaffirmation of Guaranty dated as of  May 13, 2008 (the “Third Modification” and collectively with this Agreement, the Second Amended Note, the First Modification, the Second Modification, the Third Modification, the Guarantees as hereafter defined, and all of the other documents which evidence or secure such Loan, the "Loan Documents");

Borrower has requested that Bank modify certain covenants set forth in the Loan Agreement, and Bank has agreed to such modifications;

In consideration of the modifications made herein to the Loan Agreement, each Guarantor has agreed to reaffirm its Unconditional Guaranty (individually a “Guaranty” and collectively, the “Guarantees”), dated July 7, 2005, December 7, 2007 and May 13, 2008, as the case may be;

Pursuant to the terms of the Third Modification, Lakeland Do Brasil Empreendimentos E Participacoes Ltda. (“Lakeland Do Brasil”) and Qualytextil S.A. executed and delivered their respective Unconditional Guarantees dated as of May 13, 2008, and secured such Unconditional Guarantees by a grant of a first priority security interest in all of their respective assets;

Borrower requested and Bank consented to Lakeland Do Brasil being merged into Qualytextil S.A., and Borrower and Qualytextil S.A. have represented and warranted to Bank that Qualytextil S.A. now has full title and ownership interest in all assets that may have been previously owned by Lakeland Do Brasil, including without limitation all accounts receivable and inventory, and that Bank continues to have a first priority security interest in all such assets;

Pursuant to the terms of certain General Security Agreements and Blocked Agreements dated as of January 27, 2009, Lakeland Protective Wear Inc. and Lakeland Protective Real Estate, Inc. (collectively, the “Canadian Guarantors”) granted to Bank a first priority security interest in all of their respective assets in order to secure their respective Guarantees;

Bank and the Canadian Guarantors have agreed that certain Riders, as hereafter defined, be attached to their respective Guarantees;

Borrower and Guarantor hereby certify to Bank that Lakeland de Mexico S.A. de C.V. was dissolved on November 1, 2007, and that RFB Lakeland Industries Private Limited changed its name to Lakeland India Private Limited on October 30, 2006;

In consideration of Bank's agreement to modify the Loan and the other agreements contained herein, the parties agree as follows:

AGREEMENT

ACKNOWLEDGMENT OF BALANCE.  Borrower and Guarantor acknowledge that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Second Amended Note is correct.

MODIFICATIONS.

1. The Loan Agreement is hereby modified as follows:

a)  The subsection of the Loan Agreement entitled “Permitted Acquisitions”, set forth in the Section of the Loan Agreement entitled “Additional Covenants”, as previously modified by the Third Modification, is hereby deleted in its entirety, and the following is substituted therefor:

(e) Permitted Acquisitions.  Borrower shall be permitted to make an acquisition of assets of a targeted entity and make additional investments in such targeted entity after acquisition (collectively “Permitted Acquisitions”) provided that (i) the acquisition consideration for any single Permitted Acquisition as well as the aggregate acquisition consideration for all Permitted Acquisitions over the term of the facility shall be subject to certain limitations as referenced below, (ii) no Default exists or would exist after giving effect thereto, and (iii) the Borrower has complied with all documentation requirements for a Permitted Acquisition, including but not limited to financial statements of the target entity to be acquired, a copy of the relevant purchase agreement, and a pro forma balance sheet and income statement of the Borrower after giving effect to the proposed Permitted Acquisition.  Advances for Permitted Acquisitions shall not exceed $8,000,000.00 for an individual transaction, or $15,000,000.00 in the aggregate during any twelve month period.  The target company shall be in the same line of business as Borrower, and shall involve assets and operations domiciled in the United States, or in the case of a foreign Permitted Acquisition, the business to be acquired shall be acquired by the Borrower or a Guarantor (as defined above).  The Bank shall, in any event, receive an enforceable first priority security interest, in Bank’s sole judgment, in all assets acquired by Borrower or such guarantor.  With regard to foreign Permitted Acquisitions only, during the term of the Note, Advances for Permitted Acquisitions with respect to which Bank shall not receive an enforceable first priority security interest, in Bank’s sole judgment, shall not exceed $7,500,000.00.  Borrower hereby represents and warrants that as of the date of this Fourth Modification Agreement, the only foreign Permitted Acquisitions made by Borrower with respect to which Bank has not received an enforceable first priority security interest are set forth on SCHEDULE A attached hereto and made a part hereof.

Such modification shall not be construed as Bank’s consent to any other acquisitions by Borrower or any subsidiary or affiliate of Borrower which would not otherwise be in full compliance with the terms and conditions set forth above.

b)  The last sentence of the Section of the Loan Agreement entitled “Annual Financial Statements”, is hereby deleted in its entirety, and the following is substituted therefor:

In addition to the foregoing, Borrower shall also deliver, simultaneously with such annual consolidated financial statements, Borrower’s unaudited management-prepared annual consolidating financial statements, including, without limitation, a balance sheet, and profit and loss statement, with respect to Borrower and its subsidiaries, affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year.”

c) The Section of the Loan Agreement entitled “Periodic Financial Statements”, is hereby deleted in its entirety, and the following is substituted therefor:

Periodic Financial Statements.  Borrower shall deliver to Bank, within 45 days after the end of each fiscal quarter, unaudited management-prepared quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis with respect to Borrower and its subsidiaries, affiliates and parent or holding company, as applicable (provided that no statement of cash flow or supporting schedules will be required to be included with consolidating schedules), all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year.  Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments.

Except as modified hereby, all terms and conditions of the Loan Agreement, including without limitation all financial covenants, shall remain unmodified and in full force and effect.

2. Canadian Guarantors hereby agree that those certain riders set forth on SCHEDULE B attached hereto and made a part hereof (the “Riders”) shall be deemed to be made a part of and incorporated into their respective Guarantees as if originally set forth therein.  Borrower and each of the other Guarantors hereby consent to the addition of the Riders to the respective Guarantees of the Canadian Guarantors, and agree that their obligations under the Loan Documents or Guarantees shall not be impaired or their liability thereunder reduced as a result of the addition of said Riders to the Guarantees of the Canadian Guarantors.

3.  Borrower and Guarantors hereby acknowledge and agree that Lakeland Do Brasil is no longer in existence as of the date hereof, and agree that Lakeland Do Brasil’s merger into Qualytextil S.A. shall not constitute a waiver, release or termination of any of the obligations of Borrower or any Guarantor to Bank, or a relinquishment of any of the rights or remedies of Bank against Borrower or any Guarantor.

4.  Except as modified herein, all other terms, covenants and conditions set forth in any Loan Document shall remain unmodified and in full force and effect.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower and each Guarantor acknowledge and represent that the Second Amended Note, the Loan Agreement, the Guaranty, and all other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that all necessary action to authorize the execution and delivery of this Agreement has been taken; and that this Agreement is a modification of an existing obligation and is not a novation.

REAFFIRMATION OF GUARANTY.    Each Guarantor hereby acknowledges that it has and shall receive direct financial benefit from the Loan and from the modifications set forth herein, and hereby waives any defense it may have to its guaranty of the Guaranteed Obligations, as defined in the Guarantees, based upon a lack of or failure of consideration.  Each Guarantor hereby consents to the modifications contained herein and hereby ratifies and confirms: (a) that it unconditionally guarantees to Bank the payment and performance from and by Borrower of the Guaranteed Obligations, as defined in the Guarantees, upon the terms and conditions set forth therein, (b) such Guaranteed Obligations include, without limitation, the Second Amended Note and Loan Agreement as modified hereby, and (c) that their Guarantees shall not be impaired or their liability thereunder reduced as a result of any amendments or modifications to any other Guarantees of the Guaranteed Obligations subsequent to the date of their Guarantees.  Each

Guarantor acknowledges that their reaffirmation and ratification of their Guarantees is a material inducement for Bank to enter into this Agreement and that Bank would not do so without said reaffirmation and ratification. This Agreement and the Guarantees are each Guarantor’s valid and binding obligation enforceable against each of them in accordance with their terms.

COLLATERAL. Borrower and each Guarantor acknowledge and confirm that there have been no changes in the ownership of any collateral pledged to secure the Obligations or the Guaranteed Obligations, as defined in the Guaranty (collectively the "Collateral") since the Collateral was originally pledged, and that Borrower has legal title to all Collateral and no Guarantor has legal title to any Collateral (except as previously disclosed in writing to Bank); Borrower and each Guarantor acknowledge and confirm that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrowers’ Obligations to Bank, including any modification of the Note or Loan Agreement made hereunder, and all future modifications, extensions, renewals and/or replacements of any of the Loan Documents.

MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles.  This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents.  This Agreement and the other Loan Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then such Loan Document, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

PATRIOT ACT NOTICE.  To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  For purposes of this section, account shall be understood to include loan accounts.

WAIVER OF JURY TRIAL.  BORROWER AND EACH GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE DEFENSE OR ENFORCEMENT OF ANY OF BANK'S RIGHTS OR REMEDIES.

BORROWER AND EACH GUARANTOR ACKNOWLEDGE THAT IT MAKES THE FOREGOING WAIVERS KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH ITS ATTORNEY.

PLACE OF EXECUTION AND DELIVERY.  Borrower and each Guarantor hereby certify that this Agreement and the Loan Documents were executed in the State of New York and delivered to Bank in the State of New York.

IN WITNESS WHEREOF, Borrower, Bank and each Guarantor have signed and sealed this Agreement the day and year first above written.

WITNESSES:
Lakeland Industries, Inc.

____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Laidlaw, Adams & Peck, Inc.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland de Mexico S.A. de C.V.
____________________

	By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Industries Europe Limited
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland Protective Wear Inc.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Qing Dao Maytung Healthcare Co., Ltd.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Weifang Lakeland Safety Products Co., Ltd.
____________________

	By:	_/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Weifang Meiyang Protective Products Co., Ltd.
____________________

	By:	/s/ Gary A. Pokrassa____
____________________		Gary A. Pokrassa, Chief Financial Officer

Industrias Lakeland S.A. de C.V.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland Protective Real Estate, Inc.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland Industries, Inc., Agencia en Chile
____________________

	By :	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland Japan, Inc.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

RFB Lakeland Industries Private Limited

____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland India Private Limited
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Lakeland Gloves and Safety Apparel Private Limited
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Chief Financial Officer

Qualytextil S.A.
____________________

	By:	/s/ Gary A. Pokrassa
____________________		Gary A. Pokrassa, Director

Wachovia Bank, National Association
____________________

	By:	/s/ Dan O’Donnell
____________________		Dan O’Donnell, Vice President

SCHEDULE A

FOREIGN PERMITTED ACQUISITIONS
(WITHOUT FIRST PRIORITY SECURITY INTEREST IN ASSETS)

Schedule A
Foreign Permitted Acquisitions as of February 25, 2009
Investment in India	4,900,000
Investment in Chile	1,170,000
Investment in UK	500,000
Investment in Japan	17,000
Investment in Various China entities to be formed	500,000
Total estimated investment in foreign subsidiaries per permitted acquisitions provisions of bank doc	7,087,000

Limit per 4th amended loan agreement	7,500,000

SCHEDULE B

RIDERS TO GUARANTEES OF LAKELAND PROTECTIVE WEAR INC.
AND LAKELAND PROTECTIVE REAL ESTATE, INC. (“CANADIAN GUARANTORS”)

Gross Up Rider

1.
Tax Gross Up.  Any and all payments by the Guarantor hereunder, and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income or franchise taxes of the Bank by the jurisdiction in which such person is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, “Taxes”).  If the Guarantor shall be required to deduct any Taxes from or in respect of any sum payable hereunder to the Bank, (i) the sum payable shall be increased by the amount (an “additional amount”) necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Paragraph 1) the Bank shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.  Notwithstanding any other provision hereof to the contrary, if the Bank assigns this Guaranty to any other Person prior to the occurrence of an Event of Default, then in no event shall the Guarantor be responsible for the payment of any Taxes or other sums under this Paragraph 1 in excess of the amount that the Guarantor would otherwise be responsible for if the Bank had not assigned this Guaranty.

In addition, the Guarantor agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty (“Other Taxes”).  The Guarantor shall deliver to the Bank official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to the Agent.

The Guarantor hereby indemnifies and agrees to hold the Bank harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Paragraph 1) paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted.  Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

Judgment Currency Rider

2.	Judgment Currency. If, for the purpose of obtaining or enforcing judgment against the Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the “Judgment Currency”) an amount due under this Guaranty in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the Exchange Rate prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the “Judgment Conversion Date”).

If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Guarantor shall pay such adjusted amount as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date. Any amount due from the Guarantor under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Guaranty.  “Exchange Rate” means, in relation to any amount of currency to be converted into another currency pursuant to this Paragraph 2, the relevant exchange rate as published in the Wall Street Journal on the relevant date of calculation.